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                                                                     Exhibit 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Simula, Inc. on Form S-8 of our report dated March 13, 1998 appearing in the Annual Report on Form 10-K of Simula, Inc. for the year ended December 31, 1997.





DELOITTE & TOUCHE LLP
Phoenix, Arizona


June 24, 1998